SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - APRIL 26, 2000
                        (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                           COMMISSION FILE NO. 0-18886


DELAWARE                                                             94-303-6864
(STATE OF INCORPORATION)                                        (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR, SAN FRANCISCO, CALIFORNIA                  94111
(ADDRESS OF PRINCIPAL                                                 (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795

                                    FORM 8-K

                               HS RESOURCES, INC.

                                 April 26, 2000



ITEM 5.  OTHER EVENTS.


        On April 26, 2000, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its first quarter earnings press release. A copy of the earnings press release is attached hereto as Exhibit 99.1. The transcript of the earnings conference call held Tuesday, April 26, 2000, as edited by the Company, can be found on the Company's internet site at http//www.hsresources.com. Click on Investor Info and then click on Quarterly Earnings Conference Call to listen to the audio version or click on Transcript to read the transcript.


ITEM 7(c).  EXHIBITS FILED.


EXHIBIT NUMBER  DESCRIPTION

99.1            Earnings Press Release, dated April 26, 2000.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            HS RESOURCES, INC.




                                            By:  /s/ JAMES M. PICCONE
                                               --------------------------------
                                               James M. Piccone
                                               Vice President



Dated:  May 24, 2000.


                                       3